UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

U.S. MEDSYS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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U.S. MEDSYS CORP.

411 ROUTE 17 SOUTH,

HASBROUCK HEIGHTS, NEW JERSEY 07604

(201) 288-3082

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of the Stockholders (the “Annual Meeting”) of U.S. MEDSYS CORP., a Colorado corporation (the “Company”), which will be held at 1:00 p.m., local time, on May 19, 2006, at the offices of the Company’s counsel, Saiber Schlesinger Satz & Goldstein, LLC, One Gateway Center, 13th Floor, Newark, New Jersey 07102, for the following purposes:

(1)	To elect four (4) members to the Company’s Board of Directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(2)	To ratify the appointment of Miller and McCollom, LLP as the Company’s independent certified public accountant for the fiscal year ending June 30, 2006; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on April 25, 2006, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

All stockholders are encouraged to attend the Annual Meeting. If you do not expect to be present, please sign and date the enclosed form of proxy and promptly mail it in the enclosed return envelope which requires no postage if mailed in the United States. In the event that there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitations of proxies by the Company.

Reference is made to the accompanying Proxy Statement, which is incorporated into and made a part of this Notice. The Proxy Statement outlines the various matters to be considered at the meeting.

By Order of the Board of Directors

Hasbrouck Heights, NJ	/s/ Anthony R. Rubino
April 7, 2006	Anthony R. Rubino CHAIRMAN OF THE BOARD

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT EFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

U.S. MEDSYS CORP.

411 ROUTE 17 SOUTH,

HASBROUCK HEIGHTS, NEW JERSEY 07604

(201) 288-3082

PROXY STATEMENT

2006 ANNUAL MEETING OF THE STOCKHOLDERS

MAY 19, 2006

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of U.S. MEDSYS CORP., a Colorado corporation (the “Company”), of proxies from the holders of the Company’s common stock, no par value per share (the “Common Stock”), for use at the Annual Meeting of Stockholders of the Company to be held at 1:00 p.m., local time, on May 19, 2006, at the offices of the Company’s counsel, Saiber Schlesinger Satz & Goldstein, LLC, One Gateway Center, 13th Floor, Newark, New Jersey 07102, and at any adjournment thereof (the “Annual Meeting”), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is April 25, 2006. Stockholders should review the information provided herein in conjunction with the Company’s 2005 Annual Report, as filed with the Securities and Exchange Commission, and the Company quarterly filings on Form 10-QSB. The Company’s principal executive offices are located at 411 Route 17 South, Hasbrouck Heights, New Jersey 07604.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s President at the Company’s executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

COST OF SOLICITATION

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or

•	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Anthony Rubino, U.S. MEDSYS CORP., 411 Route 17 South, Hasbrouck Heights, New Jersey 07604.

PURPOSE OF THE MEETING

At the Annual Meeting, the Company’s Stockholders will consider and vote upon the following matters:

(1)	To elect four (4) members to the Company’s Board of Directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(2)	To ratify the engagement of Miller and McCollom, as the Company’s independent auditor for the fiscal year ending June 30, 2006; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below; and (b) FOR the proposal to ratify the appointment of Miller and McCollom as the Company’s independent auditor. In the event a stockholder specifies a different choice by means of the enclosed proxy, such stockholder’s shares will be voted in accordance with the specification so made.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

The Company trades on the OTC Bulletin Board under the symbol “UMSY.OB.” Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on April 25, 2006 as the record date (the “Record Date”) for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein, there are 33,450,046 shares of Common Stock, no par value (the “Common Stock”) issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

The presence, in person or by proxy, of at least one third of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than one third of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the engagement of Miller and McCollom as the Company’s independent auditor for the fiscal year ending June 30, 2006 will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company’s principal executive office for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date by: (i) each person known to the Company to own beneficially more than 5% of the Common Stock; (ii) each director of the Company and nominee for election as a director; (iii) each current executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock that the named person has the right to acquire, through conversion or option exercise or otherwise, within 60 days after the Record Date. Beneficial ownership calculations for 5% stockholders are based on our knowledge and publicly-filed Schedule 13Ds or 13Gs. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Corporate Secretary, U.S. MEDSYS CORP., 411 Route 17 South, Hasbrouck Heights, New Jersey 07604. Percentage of beneficial ownership is based on 33,450,046 shares of Common Stock outstanding as of the Record Date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Stock	Percentage of Class of Common Shares Owned
Anthony Rubino	0	0%
Dr. Orest B. Boyko	0	0%
Thomas H. King (1)	2,013,000	6.7%

All directors and officers of the Corporation as a group including those named above (3 persons)	2,013,000	6.7%

Montague Investments, Inc. 2533 N. Carson Street, Suite 5822, Carson City, NV 89706 (2)	6,882,539	23.2%

Rosalind Piazza
Michael Nicusanti	0	0%

1. Thomas H. King is director of marketing for the Company. Included in the chart are options to acquire 920,000 shares of common stock, at an exercise price of $.25 per share, expiring November 3, 2006. The options were granted on November 3, 2003.

2. Montague Investments, Inc. is controlled by Ronald Egan.

BOARD OF DIRECTORS AND OFFICERS

The current Board of Directors consists of Anthony R. Rubino, Dr. Orest B. Boyko, Rosalind Piazza and Michael Nicusanti. Their biographies are in Proposal One herein.

Our executive officers consist of Anthony R. Rubino, our President, Chief Executive Officer, Principal Financial and Accounting Officer and Chairman of our Board of Directors.

EXECUTIVE COMPENSATION

The following table sets forth for the fiscal years ended June 30, 2005, 2004, and 2003 the compensation awarded to, paid to, or earned by, our Chief Executive Officer and our four other most highly compensated executive officers whose total compensation during the last fiscal year exceeded $100,000. No other officer received compensation in excess of $100,000 for 2005, 2004, and 2003.

	Annual Compensation						Long-Term Compensation
Name & Position	Year	Salary ($)			Bonus ($)	Other ($)	Restricted Awards($)	Stock Options (#)	L/TIP ($)	All Other

Anthony Rubino: President/Principal Financial Officer/ Principal Accounting Officer/ Chairman of the Board of Directors (Appointed on May 6, 2005)	2005		$125,850		0	0	0	0	0	5,400

Thomas King, Interim CEO	2005		$36,562		0	0	0	0	0	$23,312

Peter G. Futro, Former Director, CEO, President, Treasurer (Resigned on May 6, 2005)	2005 2004 2003	$ $	109,105 90,000	(1) (2)	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

(1)	Of the $109,105 in salary for the year ended June 30, 2004, Mr. Futro agreed to accept 200,000 shares of restricted common stock (valued at $.25 per share) in payment of $50,000. The balance of $59,105 was paid in cash.
(2)	As of June 30, 2003, of the $90,000 salary earned for the year then ended, the Company owed Mr. Futro the full amount as accrued but unpaid salary for the year then ended. Mr. Futro was not paid any of this amount during the year ended June 30, 2003. During the year ended June 30, 2004, Mr. Futro agreed to accept 360,000 shares of restricted common stock (valued at $.25 per share) in payment of the $90,000 in accrued salary.

Employment Agreements, Termination of Employment and Change-in-Control Arrangement

The Company has or is about to enter into an employment agreement with Mr. Anthony R. Rubino to serve as the President of the Company, commencing March 1, 2006. The term of employment is for a period of three years. Mr. Rubino shall receive a base salary of One Hundred and Seventy Five Thousand Dollars ($175,000) per year. In addition, Mr. Rubino shall receive options to purchase an aggregate of one million shares, each 250,000 options to be based on performance criteria. Mr. Rubino will also be eligible for bonus awards based on performance (as determined solely by the impartial members of the Board of Directors). Mr. Rubino shall be eligible for a bonus award based on past performance.

Other than with respect to the employment agreement with Mr. Rubino, the Company’s Board of Directors has complete discretion as to the appropriateness of (a) key-man life insurance, (b) obtaining officer and director liability insurance, (c) employment contracts with and compensation of executive officers and directors, (d) indemnification contracts, and (e) incentive plan to award executive officers and key employees.

Other than as provided in Mr. Rubino’s employment agreement, the Company’s Board of Directors is responsible for reviewing and determining the annual salary and other compensation of the executive officers and key employees of the Company. The goals of the Company are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. The Company intends to provide base salaries to its executive officers and key employees sufficient to provide motivation to achieve certain operating goals. Although salaries are not specifically tied into performance, incentive bonuses may be available to certain executive officers and key employees. In the future, executive compensation may include without limitation cash bonuses, stock option grants and stock reward grants.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities. Such officers, directors and 10% stockholders are also required by the SEC to furnish us with all Section 16(a) forms that they file.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended June 30, 2005, except that our directors are required to file their Form 3s.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

The Company’s Board of Directors reviews and approves audit and permissible non-audit services performed by Miller & McCollom, CPA’s (“M&M”), as well as the fees charged by M&M for such services. In its review of non-audit service fees and its appointment of M&M as the Company’s independent accountants, the Board of Directors considered whether the provision of such services is compatible with maintaining M&M’s independence. All of the services provided and fees charged by M&M in the fiscal year ended June 30, 2005 were pre-approved by the Board of Directors.

AUDIT FEES

The aggregate fees billed for professional services rendered by M&M for the audit of our annual financial statements and the reviews of the financial statements included in our quarterly reports on Form 10-QSB for fiscal years ended June 30, 2005 and 2004 were $34,000 and $19,200, respectively.

AUDIT-RELATED FEES

There were no other fees billed by M&M during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Fees” above.

TAX FEES

There were no fees billed for professional services rendered by M&M for tax compliance services in fiscal years ended June 30, 2005 and 2004.

ALL OTHER FEES

There were no other fees billed by M&M during the last two fiscal years for products and services provided by M&M.

Code of Conduct and Ethics

The Company has adopted a Code of Business Conduct that applies to its principal executive officer, principal financial officer or controller or persons performing similar functions. Such Code of Business Conduct was filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-KSB/A filed on November 1, 2004.

PROPOSAL 1—ELECTION OF DIRECTORS

At the Annual Meeting, four directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. There are four nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Directors are elected by a plurality of votes cast. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

NAME	AGE	POSITION
Anthony R. Rubino	42	President/Principal Financial Officer/Principal Accounting Officer/Chairman of the Board of Directors

Dr. Orest B. Boyko	50	Director

Rosalind Piazza	52	Director

Michael Nicusanti	42	Director

Anthony R. Rubino (age 42) has been the Executive Vice President of Finance and Chief Financial Officer of the Company since November 2004 and the interim Chief Executive Officer since April 12, 2005. Mr. Rubino brings close to twenty years of accounting and auditing experience to the UMSY management team. For the previous eight years Mr. Rubino served in various capacities for Publicis/Saatchi and Saatchi, most recently as Senior Vice President/Corporate Director of Finance for their pharmaceutical advertising agency, Saatchi and Saatchi Healthcare Communications, an $85 million agency with nine divisions and 453 employees. Prior to Publicis/Saatchi and Saatchi Mr. Rubino was employed by Amerifoods, Inc., where he held the title of Director of Finance, and KPMG Peat Marwick, where he was a Senior Manager. Mr. Rubino is a Certified Public Accountant and holds a Bachelor of Science degree in Business Administration and Accounting from Seton Hall University.

Dr. Orest B. Boyko (age 50) is a Board Certified radiologist with over twenty years of experience as a practitioner, administrator and educator in the medical fields of radiology, teleradiology, and neuroradiology. Dr. Boyko has authored and co-authored over 100 scientific articles, exhibits, book chapters or books. During his academic tenure, Dr. Boyko received the rank of full professor and is currently practicing in the private and medical/pharmaceutical industry sector with a focus on advancing the clinical applications of physiological and molecular imaging including higher field strength MRI and PET/CT imaging. Dr. Boyko has also established his own private consulting firm, Medical Imaging Management. Dr. Boyko received his M.D. and Ph.D. from Indiana University in 1982 and completed his residency at Indiana University Medical Center and internship and fellowship at Duke University Medical Center.

Ms. Piazza (age 52) has been the Chief Operating Officer of the Company since January 1, 2006. Prior to her appointment she assisted the Company in a consulting capacity centered on our medical network policy and procedures. For the previous two years Ms. Piazza served as Vice President of Operations and Provider Relations for Atlantic Imaging Group, Cedar Knolls, N.J. which is a national PPO. From 1995 to 2003, Ms. Piazza worked as a Regional Network Manager for Medical Resources, Inc., Bloomfield, N.J., covering New York, New Jersey and Massachusetts. Ms. Piazza received her Master’s Degree in Public Administration from Seton Hall University with a concentration in Hospital Management and also has a BS Degree in Biology from Rutgers University and Degree in Respiratory Therapy from College of Medicine and Dentistry of New Jersey. Ms. Piazza’s background includes over 20 years of medical experience centered on operations related to hospitals, medical account receivables, third party reimbursements and provider client relationships.

Mr. Nicusanti (age 42) received his B.S. Degree in Business Management from William Paterson College in 1987 and for the previous eight years Mr. Nicusanti served in various capacities at Anixter International, Glenview, Ill most recently as General Manager at Anixter International, a publicly traded NYSE company, which includes overall operational and fiscal management of New York area Business Unit, one of the larger business unit globally for Anixter.

BOARD OF DIRECTORS

Directors are elected at the Company’s annual meeting of Stockholders and serve for one year until the next annual Stockholders’ meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY’S ANNUAL MEETING OF STOCKHOLDERS IN 2007 AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED. DIRECTORS ARE ELECTED BY A PLURALITY OF VOTES CAST.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors selected Miller &McCollom CPA’s as the Company’s independent certified public accountants for the fiscal year ending June 30, 2006. Miller &McCollom has acted in this capacity since its appointment in year 2005. A representative of Miller & McCollom is expected to be present at the Annual Meeting with an opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions. The engagement of Miller &McCollum is subject to ratification by the Company’s stockholders, which requires the affirmative vote of a majority of votes cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF MILLER & MCCOLLOM AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

OTHER MATTERS

On March 3, 2006 the Company was named as a defendant in a lawsuit in the State of Indiana regarding actions taken by other parties named in the suit with regard to, among other things, registration of securities. This information was forwarded to our legal counsel for review and disposition. Based on the fact that this matter is in the preliminary stages we cannot currently foresee the outcome.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” “estimates” or “anticipates” or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the Company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in “Note on Forward-Looking Statements” in our Annual Report on Form 10-KSB/A for the year ended June 30, 2005, and (b) the ability to operate our business in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances or otherwise update these forward looking statements.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact counsel for the Company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.

We are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended June 30, 2005 on Form 10-KSB with the SEC, a copy of which is being provided with this proxy statement. A copy of past annual reports on Form 10-KSB (except for certain exhibits thereto) may be obtained, upon written request by any stockholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 2005.

Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2005, December 31, 2005.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

This proxy statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Under SEC rules, stockholders intending to present a proposal at the Annual Meeting in 2007 and have it included in our proxy statement must submit the proposal in writing to Anthony R. Rubino, at 411 Route 17 South, Hasbrouck Heights, New Jersey 07604. Stockholders intending to present a proposal at the Annual Meeting in 2006, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the “Exchange Act”). The Exchange Act requires, among other things, that a stockholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company’s proxy statement for the immediately preceding year’s annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2007 no later than January 1, 2007. If the notice is after January 1, 2007, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2007. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

/s/ Anthony R. Rubino

Anthony R. Rubino

Chief Executive Officer and Director

Hasbrouck Heights, NJ

April 7, 2006

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

OF

U.S. MEDSYS CORP.

PROXY — ANNUAL MEETING OF STOCKHOLDERS – May 19, 2006

The undersigned, revoking all previous proxies, hereby appoint(s) Anthony Rubino as Proxy, with full power of substitution, to represent and to vote all Common Stock of U.S. MEDSYS CORP. owned by the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company’s counsel, Saiber Schlesinger Satz & Goldstein, LLC, One Gateway Center, 13th Floor, Newark, New Jersey 07102, on May 19, 2006, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

1. ELECTION OF DIRECTORS. Nominee:	Anthony R. Rubino
Dr. Orest B. Boyko
Rosalind Piazza
Michael Nicusanti

☐ FOR ALL NOMINEE LISTED (Except as specified here :______________)

OR

☐ WITHHOLDING AUTHORITY to vote for the nominee listed above

2. Proposal to Ratify the engagement of Miller and McCollom as Independent Auditor.

☐ FOR                                ☐ AGAINST                                 ☐ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Dated , 2006

_____________________________________________	______________________________________
(Print Name)	(Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer’s or other person’s title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.